Changes in Accounting Policies	12 Months Ended
Dec. 31, 2022
Changes in Accounting Policies [Abstract]
CHANGES IN ACCOUNTING POLICIES

3. CHANGES IN ACCOUNTING POLICIES

IFRS Interpretation Committee (“IFRIC”), Software as a Service arrangements

In April 2021, the IFRIC published an agenda decision clarifying how arrangements in respect of a specific part of cloud technology, Software as a Service (“SaaS”) should be accounted for. The IFRIC interpretation provided specific guidance and included explanatory material which provided additional insights with respect to circumstances in relation to configuration and customization costs incurred in implementing SaaS. Among other things, the interpretation clarified the nature of expenditures that met the definition of an intangible asset, the methods of differentiating between intangible assets and expenses and the pattern in which an entity benefits from expenditure that does not qualify as an intangible asset.

The Company adopted the IFRIC agenda decision retroactively.

The impact on the balance sheet as at December 31, 2021 was as follows:

Satellites, property and other equipment	$(2,087)
Intangible assets	$(1,419)
Accumulated earnings	$3,495
Reserves	$11

The impact on the statements of income (loss) and the statements of comprehensive income (loss) was as follows:

For the years ended December 31,	2021	2020
Operating expenses	$2,895	$758
Amortization	$(158)	$—
Foreign currency translation adjustments	$11	$—
Net income (loss) per common share attributable to Telesat Corporation shareholders – basic	$(0.05)	$(0.01)
Net income (loss) per common share attributable to Telesat Corporation shareholders – diluted	$(0.05)	$(0.01)